UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Emerging Markets Bond Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging markets debt declined for the six months ended June 30, 2013, with both U.S. dollar-denominated and local currency bonds experiencing significant losses. Investors were unnerved and risk appetite declined amid slowing global economic growth and concerns about the potential for limited global liquidity due to less accommodative monetary policy from the U.S. Federal Reserve. The Emerging Markets Bond Fund lost ground against this volatile backdrop, outpacing the J.P. Morgan Emerging Markets Bond Index Global but lagging our Lipper peer group average.

As shown in the Performance Comparison table, your fund returned -7.69% for the period. Security selection in China and Venezuela, as well as an allocation to corporate debt in Ukraine, helped results. Our exposure to locally denominated Brazilian debt weighed on returns, as did an underweight allocation to Lebanon and security selection in the Philippines.

MARKET ENVIRONMENT

Emerging markets debt declined over the first six months of 2013 as concerns about slower economic growth, limited liquidity, and weaker currencies sapped investors’ appetite for riskier assets. A slow but steady economic recovery and partial resolution of fiscal challenges in the U.S. supported risk sentiment earlier in the period, but this was offset by global uncertainties as the period progressed. Economic growth in China, Brazil, and other economies slumped noticeably, while Italy’s elections stalemate and Cyprus’ controversial bank deposit tax highlighted ongoing challenges in the eurozone.

Investor sentiment declined further in May after the Fed indicated that it could begin winding down its quantitative easing program later in the year, provided the U.S. economic recovery continues to meet expectations. U.S. Treasury yields rose to their highest level in nearly two years as a result, and inflows to emerging markets debt turned negative as investors anticipated a coming era of reduced liquidity and rising yields. Country-specific events also weighed on the asset class, particularly an unexpected wave of political protests and social unrest in Brazil and Turkey. Many developed and emerging markets currencies weakened against the U.S. dollar.

PORTFOLIO REVIEW AND POSITIONING

An allocation to corporate debt in China was a top contributor to the fund’s performance over the past six months. The Chinese property sector was particularly beneficial, including Studio City Finance, Central China Real Estate, RKI Finance, and KWG Property Holding. Following a series of meetings with multiple property developers in China, our sector analyst noted that most companies are maintaining stable credit fundamentals. Nevertheless, a potential increase in inventory levels and ongoing government efforts to cool the property market warrant careful selection among companies that serve lower-tier cities. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Security selection in Venezuela boosted performance, led by quasi-sovereign oil company Petroleos de Venezuela. The state-owned company outperformed sovereign debt in a tumultuous period. President Hugo Chávez died in March, and the country elected Nicolás Maduro as its next president. While Maduro’s election was generally expected, the narrow margin of victory surprised many analysts and contributed to the country’s political uncertainty. Our allocation to corporate debt in Ukraine was also positive, particularly poultry producer MHP and food processor Avangard.

Although locally denominated Brazilian bonds were strong, the country’s growth slowed materially. This slowdown, along with concerns around the country’s fiscal discipline and recent social unrest, contributed to significant depreciation of the Brazilian real. More recently, concerns about inflation have increased the chances of interest rate hikes. However, central bank authorities continue to support the currency within a range to control inflation, and the real remains relatively attractive on several key metrics.

An underweight allocation to Lebanon, which is based on regional instability and Lebanon’s poor growth prospects, weighed on returns as the market benefited from a strong local investor base that tends to support bond prices during periods of declining global investor appetite. Security selection in the Philippines was another detractor. Our allocation to lower-duration corporate and quasi-sovereign bonds outperformed amid a rising U.S. interest rate environment later in the second quarter, but it was not enough to make up for underperformance earlier in the period.

In terms of positioning, we are generally underweight U.S. dollar-denominated sovereign debt in favor of select corporate and local currency bonds. In Brazil, dollar-denominated sovereign debt exhibits a longer duration profile and is more sensitive to U.S. interest rate movements. We have a preference for locally denominated sovereign debt, which offers a better risk/return profile relative to hard currency debt, as well as corporate debt, where we focus on companies that stand to benefit from growing domestic demand and an expanding middle class.

We reduced the size of our overweight to emerging markets corporate debt modestly due to concerns about limited liquidity and stretched valuations after recent outperformance. We have been consolidating our positions to emphasize companies with greater liquidity and prefer retailers and food processors that stand to benefit from rising domestic demand from developing middle classes. We are also looking at opportunities in China’s growing property sector, as well as financial firms in Turkey and Russia.

We have rotated from hard currency debt into local currency debt in certain markets that offer better risk/return profiles. These include inflation-linked bonds in Brazil, where we see rising inflationary risks and compelling values. We trimmed our exposure to locally denominated Russian and Mexican debt and maintain an overweight to local Turkish bonds, one of our highest-conviction markets.

We significantly reduced our currency exposure given concerns over slowing growth in certain emerging markets economies and the prospects for a stronger U.S. dollar. We are focused on select opportunities with the Brazilian real and Mexican peso. We are also optimistic about the Russian ruble given stabilization in oil prices relative to many other commodities.

OUTLOOK

Emerging markets debt has been volatile in recent months, due in part to investor outflows, marginally weaker sovereign fundamentals, and the potential for diminished global liquidity. Volatility may remain over the near term as previously supportive factors recede, including accommodative U.S. monetary policy and commodity demand from China. While certain lower-risk U.S. dollar-denominated government bonds appear attractively valued after recent underperformance, several other markets still hold more favorable investment potential given attractive yields and credit rating upgrade prospects. We are concerned about country-specific risks, including social unrest in Brazil and Turkey and slowing growth in China. As always, security selection remains an important factor in limiting downside risk.

While the current market environment may warrant a more defensive posture that favors portfolio liquidity, we remain optimistic about the long-term prospects for emerging markets debt. Overall economic growth in emerging markets, while weaker than in previous years, continues to outpace that of most developed markets. Sovereign fundamentals are still largely stable, although some countries are experiencing a moderate deterioration in credit metrics. In addition to higher growth expectations and lower debt burdens than the average developed country, emerging markets benefit from a much broader variety of policy tools than many developed markets. Overall, we are encouraged that credit fundamentals and economic growth potential in emerging markets countries are generally favorable relative to many highly indebted developed countries. We believe this will continue to drive secular capital flows into emerging debt markets in the long term and support bond prices.

As the emerging debt market grows in size, complexity, and maturity, we believe the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with an emphasis on professional collaboration, gives us a critical edge in evaluating opportunities and risks.

Respectfully submitted,

Michael J. Conelius
Lead portfolio manager and chairman of the fund’s Investment
Advisory Committee

July 25, 2013

The committee chairman has day-to-day responsibility for the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

Weighted average effective duration (years): A measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 6/30/13	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE						
Beginning of period	$ 14.22	$ 12.74	$ 13.28	$ 12.54	$ 10.11	$ 13.46
Investment activities						
Net investment income[1]	0.36	0.79	0.88	0.88	0.93	1.02
Net realized and unrealized gain / loss	(1.43)	1.65	(0.43)	0.74	2.46	(3.26)
Total from investment activities	(1.07)	2.44	0.45	1.62	3.39	(2.24)
Distributions						
Net investment income	(0.36)	(0.77)	(0.89)	(0.86)	(0.67)	(1.04)
Net realized gain	–	(0.19)	(0.10)	(0.02)	–	(0.07)
Tax return of capital	–	–	–	–	(0.29)	–
Total distributions	(0.36)	(0.96)	(0.99)	(0.88)	(0.96)	(1.11)
NET ASSET VALUE						
End of period	**$ 12.79**	**$ 14.22**	**$ 12.74**	**$ 13.28**	**$ 12.54**	**$ 10.11**

Ratios/Supplemental Data

Total return[2]	**(7.69)%**	**19.62%**	**3.47%**	**13.29%**	**34.93%**	**(17.71)%**
Ratio of total expenses to average net assets	0.94%[3]	0.94%	0.94%	0.95%	0.97%	0.98%
Ratio of net investment income to average net assets	5.17%[3]	5.83%	6.72%	6.73%	7.95%	8.33%
Portfolio turnover rate	25.2%	40.7%	50.1%	35.3%	37.0%	57.1%
Net assets, end of period (in millions)	$ 3,751	$ 4,024	$ 3,087	$ 2,658	$ 1,833	$ 544

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Par/Shares	Value
ANGOLA 0.0%		
Government Bonds 0.0%		
Republic of Angola, 7.00%, 8/16/19 (USD)	500,000	516
Total Angola (Cost $559)		516
ARGENTINA 0.2%		
Corporate Bonds 0.2%		
Arcos Dorados, 10.25%, 7/13/16 (BRL) (1)	9,040,000	4,122
IRSA Inversiones y Representaciones 11.50%, 7/20/20 (USD) (1)	2,806,000	2,694
		6,816
Government Bonds 0.0%		
Republic of Argentina, 7.00%, 10/3/15 (USD)	540,000	461
		461
Total Argentina (Cost $8,499)		7,277
BRAZIL 10.3%		
Corporate Bonds 3.6%		
Banco Bradesco, 4.125%, 5/16/16 (USD) (1)	7,950,000	8,228
Banco do Brasil, 3.875%, 10/10/22 (USD)	2,790,000	2,452
Banco do Estado do Rio Grande do Sul 7.375%, 2/2/22 (USD) (1)	12,800,000	13,248
Banco do Estado do Rio Grande do Sul, 7.375%, 2/2/22 (USD)	2,800,000	2,898
Banco Nacional de Desenvolvimento, 5.50%, 7/12/20 (USD)	1,125,000	1,167
BR Malls International Finance, 8.50%, 1/29/49 (USD) (1)	3,544,000	3,484
BR Properties, 9.00%, 10/29/49 (USD) (1)	10,325,000	10,557
Brasil Foods, 3.95%, 5/22/23 (USD) (1)	1,650,000	1,456
Brasil Foods, 5.875%, 6/6/22 (USD) (1)	2,315,000	2,382
Brasil Telecom, 9.75%, 9/15/16 (1)	7,000,000	2,918
Cosan Luxembourg, 5.00%, 3/14/23 (USD) (1)	3,095,000	2,948
Embraer, 5.15%, 6/15/22 (USD)	4,150,000	4,171
Minerva Luxembourg, 7.75%, 1/31/23 (USD) (1)	15,200,000	15,162
NII Capital, 7.625%, 4/1/21 (USD)	3,085,000	2,429

Odebrecht Finance, 7.125%, 6/26/42 (USD) (1)	8,825,000	8,604
Petrobras Global Finance, 3.00%, 1/15/19 (USD)	10,810,000	10,064
Petrobras Global Finance, 5.625%, 5/20/43 (USD)	4,116,000	3,596
Petrobras Global Finance, FRN, 2.414%, 1/15/19 (USD)	7,000,000	6,878
Petrobras International Finance, 5.375%, 1/27/21 (USD)	8,940,000	9,023
Virgolino de Oliveira Finance, 10.50%, 1/28/18 (USD)	1,000,000	905
Virgolino de Oliveira Finance, 11.75%, 2/9/22 (USD)	13,300,000	12,070
Votorantim Cimentos, 7.25%, 4/5/41 (USD) (1)	9,700,000	9,457
		134,097
Government Bonds 6.7%		
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/14	440,000	197
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/15	670,000	300
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17	87,812,000	38,418
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	126,705,000	54,108
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23	56,366,000	23,871
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 8/15/24	38,116,000	41,973
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 8/15/16	21,986,000	23,389
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/17	185,000	198
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 8/15/20	265,000	288
Republic of Brazil, 5.625%, 1/7/41 (USD)	19,760,000	19,760
Republic of Brazil, 5.875%, 1/15/19 (USD)	920,000	1,052
Republic of Brazil, 7.125%, 1/20/37 (USD)	37,170,000	44,418
Republic of Brazil, 8.25%, 1/20/34 (USD)	3,790,000	5,041
		253,013
Total Brazil (Cost $421,962)		387,110
CHILE 1.5%		
Corporate Bonds 1.5%		
Automotores Gildemeister, 6.75%, 1/15/23 (USD) (1)	2,085,000	1,783

Banco del Estado - Chile, 3.875%, 2/8/22 (USD) (1)	2,500,000	2,436
Banco del Estado - Chile, 4.125%, 10/7/20 (USD)	3,807,000	3,837
Banco Santander Chile, 3.875%, 9/20/22 (USD) (1)	1,665,000	1,551
Codelco, 3.00%, 7/17/22 (USD)	32,000,000	29,023
Codelco, 3.00%, 7/17/22 (USD) (1)	3,090,000	2,803
Codelco, 4.25%, 7/17/42 (USD)	5,805,000	4,841
Codelco, 5.625%, 9/21/35 (USD)	950,000	977
Codelco, 6.15%, 10/24/36 (USD)	1,241,000	1,359
GeoPark Latin America - Chile, 7.50%, 2/11/20 (USD) (1)	3,610,000	3,727
SACI Falabella, 3.75%, 4/30/23 (USD) (1)	2,700,000	2,484
Total Chile (Cost $59,718)		54,821

CHINA 3.2%

Corporate Bonds 3.2%

Amber Circle Funding, 3.25%, 12/4/22 (USD)	475,000	429
China Oil & Gas Group, 5.25%, 4/25/18 (USD) (1)	630,000	627
China Shanshui Cement Group, 8.50%, 5/25/16 (USD)	500,000	503
China Shanshui Cement Group, 8.50%, 5/25/16 (USD) (1)	12,150,000	12,211
China Shanshui Cement Group, 10.50%, 4/27/17 (USD) (1)	2,938,000	3,085
COSL Finance BVI, 3.25%, 9/6/22 (USD) (1)	2,900,000	2,597
Country Garden Holdings, 7.50%, 1/10/23 (USD) (1)	2,960,000	2,723
Country Garden Holdings, 10.50%, 8/11/15 (USD)	2,650,000	2,835
Country Garden Holdings, 11.125%, 2/23/18 (USD) (1)	13,550,000	14,769
Country Garden Holdings, 11.125%, 2/23/18 (USD)	3,000,000	3,270
ENN Energy Holdings, 6.00%, 5/13/21 (USD)	2,050,000	2,168
ENN Energy Holdings, 6.00%, 5/13/21 (USD) (1)	6,250,000	6,606
Greentown China Holdings, 8.50%, 2/4/18 (USD)	7,900,000	7,705
Kaisa Group Holdings, 8.875%, 3/19/18 (USD) (1)	7,575,000	7,272
KWG Property Holding, 12.75%, 3/30/16 (USD)	7,800,000	8,416
KWG Property Holding, 13.25%, 3/22/17 (USD)	1,507,000	1,656
Mega Advance Investments, 5.00%, 5/12/21 (USD) (1)	12,800,000	13,075
Nord Anglia Education, 10.25%, 4/1/17 (USD) (1)	9,725,000	10,454
Nord Anglia Education, PIK, 8.50%, 2/15/18 (USD) (1)	3,300,000	3,209

RKI Finance, 9.50%, 9/21/15 (USD)	4,000,000	4,129
State Grid Overseas, 4.375%, 5/22/43 (USD) (1)	240,000	217
Studio City Finance, 8.50%, 12/1/20 (USD) (1)	9,825,000	10,562
Talent Yield Investments, 4.50%, 4/25/22 (USD) (1)	2,500,000	2,444
Total China (Cost $117,446)		120,962
COLOMBIA 0.6%		
Corporate Bonds 0.2%		
Banco de Bogota, 5.375%, 2/19/23 (USD) (1)	4,570,000	4,479
Pacific Rubiales Energy, 5.125%, 3/28/23 (USD) (1)	3,480,000	3,306
		7,785
Government Bonds 0.4%		
Republic of Colombia, 4.375%, 7/12/21 (USD)	3,000,000	3,132
Republic of Colombia, 4.375%, 3/21/23	602,000,000	277
Republic of Colombia, 6.125%, 1/18/41 (USD)	9,780,000	10,954
Republic of Colombia, 7.375%, 3/18/19 (USD)	440,000	537
		14,900
Total Colombia (Cost $24,397)		22,685
CONGO 0.1%		
Government Bonds 0.1%		
Republic of Congo, FRN, 3.50%, 6/30/29 (USD)	2,205,473	1,831
Total Congo (Cost $1,502)		1,831
COSTA RICA 0.0%		
Government Bonds 0.0%		
Republic of Costa Rica, 4.25%, 1/26/23 (USD)	200,000	186
Total Costa Rica (Cost $193)		186

GRENADA 0.1%		
Government Bonds 0.1%		
Government of Grenada, FRN, 4.50%, 9/15/25 (USD) (2)(5)	5,148,000	1,725
Total Grenada (Cost $4,117)		1,725
GUATEMALA 0.0%		
Government Bonds 0.0%		
Republic of Guatemala, 5.75%, 6/6/22 (USD)	650,000	663
Total Guatemala (Cost $728)		663
HONG KONG 0.5%		
Corporate Bonds 0.5%		
Howes Capital, 4.75%, 4/10/17 (USD)	5,000,000	5,178
PCCW - HKT Capital, 5.75%, 4/17/22 (USD)	2,050,000	2,073
Sun Hung Kai Property, 4.50%, 2/14/22 (USD)	6,800,000	6,733
Swire Properties, 4.375%, 6/18/22 (USD)	4,700,000	4,658
Total Hong Kong (Cost $19,447)		18,642
HUNGARY 0.9%		
Government Bonds 0.9%		
Republic of Hungary, 4.125%, 2/19/18 (USD)	534,000	522
Republic of Hungary, 4.75%, 2/3/15 (USD)	31,945,000	32,504
Republic of Hungary, 5.375%, 2/21/23 (USD)	120,000	116
Republic of Hungary, 7.625%, 3/29/41 (USD)	1,250,000	1,311
Total Hungary (Cost $32,381)		34,453
ICELAND 0.8%		
Government Bonds 0.8%		
Republic of Iceland, 4.875%, 6/16/16 (USD) (1)	14,430,000	15,007

Republic of Iceland, 4.875%, 6/16/16 (USD)	11,075,000	11,589
Republic of Iceland, 5.875%, 5/11/22 (USD) (1)	3,030,000	3,246
Republic of Iceland, 5.875%, 5/11/22 (USD)	750,000	802
Total Iceland (Cost $29,717)		30,644

INDIA 0.7%

Corporate Bonds 0.7%

Bharti Airtel International, 5.125%, 3/11/23 (USD)	4,000,000	3,655
Bharti Airtel International, 5.125%, 3/11/23 (USD) (1)	7,450,000	6,808
Export-Import Bank of India, 4.00%, 1/14/23 (USD)	420,000	376
Reliance Holdings, 5.40%, 2/14/22 (USD) (1)	4,500,000	4,577
Reliance Holdings, 6.25%, 10/19/40 (USD) (1)	3,000,000	3,002
Vedanta Resources, 7.125%, 5/31/23 (USD) (1)	9,000,000	8,527
Total India (Cost $28,328)		26,945

INDONESIA 6.6%

Corporate Bonds 2.3%

Gajah Tunggal, 7.75%, 2/6/18 (USD)	9,500,000	9,476
INDO Energy Finance II, 6.375%, 1/24/23 (USD) (1)	678,000	595
Majapahit, 7.75%, 1/20/20 (USD)	6,850,000	7,535
Majapahit, 7.875%, 6/29/37 (USD)	7,400,000	8,658
Majapahit, 8.00%, 8/7/19 (USD) (1)	10,670,000	12,057
Pertamina, 6.00%, 5/3/42 (USD)	4,250,000	3,984
Pertamina, 6.00%, 5/3/42 (USD) (1)	8,464,000	7,935
Pertamina, 6.50%, 5/27/41 (USD) (1)	5,000,000	4,850
Perusahaan Listrik Negara, 5.25%, 10/24/42 (USD) (1)	1,880,000	1,570
Perusahaan Listrik Negara, 5.50%, 11/22/21 (USD)	640,000	631
Perusahaan Listrik Negara, 5.50%, 11/22/21 (USD) (1)	5,600,000	5,516
Perusahaan Penerbit, 3.30%, 11/21/22 (USD)	10,120,000	8,830
PT Adaro Indonesia, 7.625%, 10/22/19 (USD) (1)	12,340,000	13,003
		84,640

IVORY COAST 0.4%		
Government Bonds 0.4%		
Ivory Coast, FRN, 5.75%, 12/31/32 (USD)	17,965,000	14,866
Total Ivory Coast (Cost $12,667)		14,866
JAMAICA 0.5%		
Corporate Bonds 0.1%		
Air Jamaica, 9.375%, 7/8/15 (USD)	921,429	945
Clarendon Alumina Production, 8.50%, 11/16/21 (USD)	2,792,857	2,737
Digicel, 6.00%, 4/15/21 (USD) (1)	1,650,000	1,563
		5,245
Government Bonds 0.4%		
Government of Jamaica, 8.00%, 6/24/19 (USD)	10,052,000	9,700
Government of Jamaica, 10.625%, 6/20/17 (USD)	4,954,000	5,375
		15,075
Total Jamaica (Cost $20,645)		20,320
KAZAKHSTAN 1.3%		
Corporate Bonds 1.3%		
HSBK Europe, 7.25%, 5/3/17 (USD)	600,000	621
Intergas Finance, 6.375%, 5/14/17 (USD)	6,590,000	7,160
Kazakhstan Temir Zholy, 6.375%, 10/6/20 (USD)	530,000	575
Kazakhstan Temir Zholy, 6.95%, 7/10/42 (USD) (1)	6,295,000	6,413
KazMunaiGaz Finance, 6.375%, 4/9/21 (USD) (1)	3,050,000	3,325
KazMunaiGaz Finance, 7.00%, 5/5/20 (USD)	27,625,000	31,355
Total Kazakhstan (Cost $47,219)		49,449
LEBANON 0.2%		
Government Bonds 0.2%		
Banque Deu Liban, 10.00%, 4/25/15 (USD)	5,450,000	5,950

Lebanese Republic, 4.75%, 11/2/16 (USD)	225,000	219
Lebanese Republic, 5.00%, 10/12/17 (USD)	100,000	97
Lebanese Republic, 5.15%, 11/12/18 (USD)	200,000	192
Lebanese Republic, 6.10%, 10/4/22 (USD)	325,000	303
Lebanese Republic, 6.375%, 3/9/20 (USD)	375,000	359
Lebanese Republic, 8.25%, 4/12/21 (USD)	430,000	460
Lebanese Republic, 8.50%, 1/19/16 (USD)	125,000	134
Lebanese Republic, 9.00%, 3/20/17 (USD)	120,000	133
Total Lebanon (Cost $7,620)		7,847

LITHUANIA 0.5%

Government Bonds 0.5%

Republic of Lithuania, 6.625%, 2/1/22 (USD) (1)	2,500,000	2,881
Republic of Lithuania, 6.625%, 2/1/22 (USD)	300,000	346
Republic of Lithuania, 7.375%, 2/11/20 (USD)	12,024,000	14,339
Total Lithuania (Cost $16,488)		17,566

LUXEMBOURG 0.0%

Corporate Bonds 0.0%

Millicom International Cellular, 4.75%, 5/22/20 (USD) (1)	1,325,000	1,260
Total Luxembourg (Cost $1,315)		1,260

MALAYSIA 0.3%

Government Bonds 0.3%

Wakala Global Sukuk, 4.646%, 7/6/21 (USD)	11,813,000	12,450
Total Malaysia (Cost $12,934)		12,450

MEXICO 11.3%

Corporate Bonds 6.7%

America Movil, 8.46%, 12/18/36	29,400,000	2,260

BBVA Bancomer, 6.50%, 3/10/21 (USD)	7,000,000	7,385
CEMEX, 5.875%, 3/25/19 (USD) (1)	5,900,000	5,738
CEMEX, FRN, 5.276%, 9/30/15 (USD) (1)	5,155,000	5,271
CEMEX Espana Luxembourg, 9.875%, 4/30/19 (USD)	300,000	325
CEMEX Finance, 9.375%, 10/12/22 (USD) (1)	9,900,000	10,840
CEMEX Finance, 9.50%, 12/14/16 (USD) (1)	2,060,000	2,189
Comision Federal de Electricidad, 5.75%, 2/14/42 (USD) (1)	5,000,000	4,650
Controladora Mabe, 7.875%, 10/28/19 (USD)	1,450,000	1,559
Controladora Mabe, 7.875%, 10/28/19 (USD) (1)	10,575,000	11,368
Grupo Cementos Chihuahua, 8.125%, 2/8/20 (USD) (1)	6,115,000	6,314
Grupo Televisa, 7.25%, 5/14/43	16,000,000	1,053
Kansas City Southern de Mexico, 3.00%, 5/15/23 (USD) (1)	8,780,000	8,254
Kansas City Southern de Mexico, 6.125%, 6/15/21 (USD)	442,000	503
Metalsa, 4.90%, 4/24/23 (USD) (1)	1,920,000	1,834
Mexico Generadora de Ene, 5.50%, 12/6/32 (USD) (1)	12,840,000	12,102
Petroleos Mexicanos, 3.50%, 1/30/23 (USD) (1)	32,060,000	29,655
Petroleos Mexicanos, 4.875%, 1/24/22 (USD)	1,965,000	2,009
Petroleos Mexicanos, 5.50%, 1/21/21 (USD)	20,500,000	21,935
Petroleos Mexicanos, 5.50%, 6/27/44 (USD)	44,080,000	39,782
Petroleos Mexicanos, 5.50%, 6/27/44 (USD)	8,000,000	7,220
Petroleos Mexicanos, 6.00%, 3/5/20 (USD)	13,575,000	15,000
Petroleos Mexicanos, 6.50%, 6/2/41 (USD)	38,017,000	39,443
Petroleos Mexicanos, 9.91%, 7/16/15	9,638,000	818
Red Carreteras Occide, 9.00%, 6/10/28 (1)	52,990,000	3,868
Sigma Alimentos, 5.625%, 4/14/18 (USD) (1)	8,350,000	8,997
		250,372

Government Bonds 4.6%

Mexican Udibonos, 7.75%, 11/13/42	171,000,000	14,279
Mexican Udibonos, Inflation-Indexed, 2.50%, 12/10/20	177,629,319	13,983
Mexican Udibonos, Inflation-Indexed, 4.00%, 11/15/40	1,955,943	167
Mexican Udibonos, Inflation-Indexed, 4.50%, 12/18/14	5,595,482	459
United Mexican States, 3.625%, 3/15/22 (USD)	1,954,000	1,920
United Mexican States, 4.75%, 3/8/44 (USD)	66,892,000	59,868

PERU 1.4%

Corporate Bonds 1.1%

Banco Credito del Peru, 5.375%, 9/16/20 (USD) (1)	6,225,000	6,427
BBVA Banco Continental, 2.25%, 7/29/16 (USD) (1)	4,995,000	4,870
BBVA Banco Continental, 3.25%, 4/8/18 (USD) (1)	6,275,000	6,118
Corp Lindley, 4.625%, 4/12/23 (USD) (1)	2,090,000	2,032
Corp Lindley, 6.75%, 11/23/21 (USD) (1)	3,410,000	3,725
Corporacion Azucarera del Peru, 6.375%, 8/2/22 (USD) (1)	3,720,000	3,721
FerreyCorp, 4.875%, 4/26/20 (USD) (1)	6,405,000	6,037
Scotiabank Peru, FRN, 4.50%, 12/13/27 (USD) (1)	9,030,000	8,150
		41,080

Government Bonds 0.3%

Republic of Peru, 7.125%, 3/30/19 (USD)	50,000	61
Republic of Peru, 5.625%, 11/18/50 (USD)	11,170,000	11,561
Republic of Peru, 7.84%, 8/12/20 (1)	155,000	64
Republic of Peru, 6.95%, 8/12/31	450,000	169
		11,855
Total Peru (Cost $54,613)		52,935

PHILIPPINES 2.6%

Corporate Bonds 0.3%

Alliance Global Group Cayman, 6.50%, 8/18/17 (USD)	100,000	107
National Power, 6.875%, 11/2/16 (USD)	2,537,000	2,873
National Power, 9.625%, 5/15/28 (USD)	210,000	296
Power Sector Assets & Liabilities, 7.25%, 5/27/19 (USD)	815,000	959
Power Sector Assets & Liabilities, 7.39%, 12/2/24 (USD)	4,035,000	4,902
		9,137

Government Bonds 2.3%

Republic of Philippines, 5.00%, 1/13/37 (USD)	10,030,000	10,720
Republic of Philippines, 6.375%, 1/15/32 (USD)	665,000	787
Republic of Philippines, 6.375%, 10/23/34 (USD)	57,550,000	69,204

Republic of Philippines, 7.75%, 1/14/31 (USD)	3,000,000	3,971
Republic of Philippines, 8.375%, 6/17/19 (USD)	815,000	1,059
Republic of Phillipines, 7.50%, 9/25/24 (USD)	555,000	715
		86,456
Total Philippines (Cost $87,462)		95,593
POLAND 0.4%		
Corporate Bonds 0.4%		
Eileme 1, PIK, 14.25%, 8/15/20 (USD) (1)	4,156,890	4,383
Eileme 2, 11.625%, 1/31/20 (USD) (1)	9,950,000	11,343
		15,726
Government Bonds 0.0%		
Republic of Poland, 5.125%, 4/21/21 (USD)	650,000	708
		708
Total Poland (Cost $14,852)		16,434
QATAR 0.2%		
Government Bonds 0.2%		
Qatar, 5.75%, 1/20/42 (USD) (1)	7,900,000	8,532
Total Qatar (Cost $8,828)		8,532
ROMANIA 1.3%		
Government Bonds 1.3%		
Republic of Romania, 4.375%, 8/22/23 (USD) (1)	12,408,000	11,850
Republic of Romania, 4.875%, 11/7/19 (EUR)	7,140,000	9,534
Republic of Romania, 5.80%, 10/26/15	600,000	178
Republic of Romania, 5.85%, 4/26/23	600,000	179
Republic of Romania, 5.90%, 7/26/17	33,200,000	9,768

VTB Bank, 6.95%, 10/17/22 (USD) (1)	5,550,000	5,661
		166,162
Government Bonds 7.8%		
Russian Federation, 4.50%, 4/4/22 (USD)	21,800,000	22,320
Russian Federation, 5.00%, 4/29/20 (USD)	8,100,000	8,691
Russian Federation, 5.625%, 4/4/42 (USD)	7,200,000	7,488
Russian Federation, 5.625%, 4/4/42 (USD) (1)	600,000	624
Russian Federation, 6.80%, 12/11/19	294,245,000	8,821
Russian Federation, 7.60%, 7/20/22	4,930,000	152
Russian Federation, 7.85%, 3/10/18	5,000,000	159
Russian Federation, 8.15%, 2/3/27	2,645,000	83
Russian Federation, FRN, 7.50%, 3/31/30 (USD)	206,806,202	242,636
		290,974
Total Russia (Cost $437,330)		457,136
RWANDA 0.1%		
Government Bonds 0.1%		
Republic of Rwanda, 6.625%, 5/2/23 (USD) (1)	4,100,000	3,577
Total Rwanda (Cost $4,028)		3,577
SERBIA 2.2%		
Government Bonds 2.2%		
Republic of Serbia, 4.875%, 2/25/20 (USD) (1)	6,000,000	5,475
Republic of Serbia, 4.875%, 2/25/20 (USD)	4,950,000	4,517
Republic of Serbia, 5.25%, 11/21/17 (USD) (1)	2,900,000	2,842
Republic of Serbia, 5.25%, 11/21/17 (USD)	10,000,000	9,800
Republic of Serbia, 7.25%, 9/28/21 (USD)	46,450,000	48,018
Republic of Serbia, FRN, 6.75%, 11/1/24 (USD)	10,663,607	10,690
Total Serbia (Cost $87,300)		81,342

Republic of Sri Lanka, Zero Coupon, 8/2/13	33,940,000	259
		1,419
Total Sri Lanka (Cost $2,760)		2,641
TANZANIA 0.4%		
Government Bonds 0.4%		
Republic of Tanzania, FRN, 6.45%, 3/8/20	13,850,000	13,919
Total Tanzania (Cost $13,914)		13,919
THAILAND 0.2%		
Corporate Bonds 0.2%		
PTT Global Chemical, 4.25%, 9/19/22 (USD) (1)	5,125,000	4,933
PTTEP Canada International Finance, 6.35%, 6/12/42 (USD) (1)	875,000	920
Total Thailand (Cost $5,957)		5,853
TRINIDAD AND TOBAGO 0.3%		
Corporate Bonds 0.3%		
Petroleum Company of Trinidad & Tobago 9.75%, 8/14/19 (USD) (1)	8,400,000	10,521
Total Trinidad and Tobago (Cost $8,553)		10,521
TURKEY 11.2%		
Corporate Bonds 1.8%		
AkBank, 5.00%, 10/24/22 (USD) (1)	2,540,000	2,378
AkBank, 5.125%, 7/22/15 (USD) (1)	6,685,000	6,919
AkBank, 6.50%, 3/9/18 (USD) (1)	4,000,000	4,295
AkBank, 7.50%, 2/5/18 (1)	5,200,000	2,489
Anadolu Efes, 3.375%, 11/1/22 (USD) (1)	1,480,000	1,280
Arcelik, 5.00%, 4/3/23 (USD) (1)	2,800,000	2,520

Export Credit Bank of Turkey, 5.875%, 4/24/19 (USD) (1)	2,825,000	2,917
Turk Sise ve Cam Fabrikalari, 4.25%, 5/9/20 (USD) (1)	1,730,000	1,583
Turkiye Garanti Bankasi, 4.00%, 9/13/17 (USD) (1)	2,625,000	2,566
Turkiye Garanti Bankasi, 6.25%, 4/20/21 (USD) (1)	12,300,000	12,792
Turkiye Halk Bankasi, 3.875%, 2/5/20 (USD) (1)	4,350,000	3,937
Turkiye Halk Bankasi, 4.875%, 7/19/17 (USD) (1)	10,460,000	10,512
Yasar Holdings, 9.625%, 10/7/15 (USD)	12,550,000	12,851
		67,039

Government Bonds 9.4%

Republic of Turkey, 3.25%, 3/23/23 (USD)	4,800,000	4,212
Republic of Turkey, 4.875%, 4/16/43 (USD)	2,800,000	2,422
Republic of Turkey, 5.125%, 3/25/22 (USD)	16,050,000	16,491
Republic of Turkey, 5.625%, 3/30/21 (USD)	19,980,000	21,429
Republic of Turkey, 6.00%, 1/14/41 (USD)	30,100,000	30,138
Republic of Turkey, 6.25%, 9/26/22 (USD)	35,075,000	38,933
Republic of Turkey, 6.30%, 2/14/18	149,000	72
Republic of Turkey, 6.50%, 1/7/15	35,000,000	17,884
Republic of Turkey, 6.75%, 4/3/18 (USD)	8,100,000	9,113
Republic of Turkey, 6.75%, 5/30/40 (USD)	31,800,000	35,258
Republic of Turkey, 6.875%, 3/17/36 (USD)	25,842,000	28,911
Republic of Turkey, 7.00%, 3/11/19 (USD)	29,757,000	34,183
Republic of Turkey, 7.00%, 6/5/20 (USD)	9,663,000	11,185
Republic of Turkey, 7.25%, 3/15/15 (USD)	3,950,000	4,246
Republic of Turkey, 7.25%, 3/5/38 (USD)	1,800,000	2,102
Republic of Turkey, 7.375%, 2/5/25 (USD)	4,700,000	5,581
Republic of Turkey, 7.50%, 7/14/17 (USD)	600,000	691
Republic of Turkey, 7.50%, 11/7/19 (USD)	9,000,000	10,643
Republic of Turkey, 8.00%, 2/14/34 (USD)	23,718,000	29,588
Republic of Turkey, 8.50%, 9/14/22	500,000	262
Republic of Turkey, 10.50%, 1/15/20	45,000,000	26,003
Republic of Turkey, 11.875%, 1/15/30 (USD)	400,000	673

Emaar Sukuk, 8.50%, 8/3/16 (USD)	5,600,000	6,125
Total United Arab Emirates (Cost $17,175)		18,013
UNITED STATES 0.6%		
Corporate Bonds 0.2%		
Laureate Education, 9.25%, 9/1/19 (1)	6,860,000	7,375
		7,375
Government Bonds 0.3%		
U.S. Treasury Notes, 0.25%, 5/15/15	650,000	649
U.S. Treasury Notes, 1.00%, 3/31/17	1,000,000	1,000
U.S. Treasury Notes, 2.25%, 1/31/15 (6)	8,759,000	9,030
		10,679
Municipal Securities 0.1%		
Guam Power Auth., 7.50%, 10/1/15	5,335,000	5,432
		5,432
Total United States (Cost $23,104)		23,486
URUGUAY 0.0%		
Government Bonds 0.0%		
Republic of Uruguay, 4.125%, 11/20/45 (USD)	225,000	186
Republic of Uruguay, 5.00%, 9/14/18	4,270,000	391
Republic of Uruguay, FRN, 7.875%, 1/15/33 (USD)	420,000	535
Total Uruguay (Cost $1,101)		1,112
VENEZUELA 10.2%		
Corporate Bonds 5.4%		
Petroleos de Venezuela, 5.00%, 10/28/15 (USD)	50,003,397	44,128
Petroleos de Venezuela, 5.125%, 10/28/16 (USD)	30,123,562	25,003
Petroleos de Venezuela, 5.25%, 4/12/17 (USD)	27,596,800	22,629

ZAMBIA 0.0%

Government Bonds 0.0%

Republic of Zambia, 5.375%, 9/20/22 (USD) (1)	200,000	179
Total Zambia (Cost $197)		179

SHORT-TERM INVESTMENTS 4.1%

Money Market Funds 4.1%

T. Rowe Price Reserve Investment Fund, 0.05% (3)(4)	152,139,558	152,140
Total Short-Term Investments (Cost $152,140)		152,140
Total Investments in Securities		
98.4% of Net Assets (Cost $3,738,522)		**$ 3,689,466**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $884,476 and represents 23.6% of net assets.

(2) Non-income producing

(3) Seven-day yield

(4) Affiliated Companies

(5) In default with respect to payment of interest

(6) At June 30, 2013, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

BRL Brazilian Real
CLP Chilean Peso
CNY China Renminbi
COP Colombian Peso
EUR Euro
FRN Floating-Rate Note
GBP British Pound
HUF Hungarian Forint
IDR Indonesian Rupiah
INR Indian Rupee
KRW South Korean Won
MXN Mexican Peso

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	7/15/13	RON	34,949	USD	10,364	(190)
Bank of America Merrill Lynch	8/16/13	MXN	528,759	USD	39,715	930
Bank of America Merrill Lynch	8/16/13	THB	304,051	USD	10,317	(537)
Bank of America Merrill Lynch	8/16/13	USD	9,181	CLP	4,753,226	(105)
Bank of America Merrill Lynch	8/16/13	USD	27,648	EUR	21,412	(228)
Bank of America Merrill Lynch	8/16/13	USD	8,123	HUF	1,855,310	(28)
Bank of America Merrill Lynch	8/16/13	USD	10,038	MXN	124,651	456
Barclays Bank	9/17/13	USD	9,393	KRW	10,649,954	100
Citibank	8/16/13	USD	12,683	EUR	9,771	(38)
Citibank	8/20/13	USD	30,348	CNY	188,036	(165)
Citibank	9/17/13	KRW	10,647,653	USD	9,235	56
Credit Suisse	7/22/13	INR	552,902	USD	10,091	(820)
Credit Suisse	8/16/13	BRL	34,955	USD	16,480	(962)
Credit Suisse	8/16/13	PHP	835,533	USD	20,516	(1,188)
Credit Suisse	8/16/13	USD	326	CLP	158,725	16
Credit Suisse	8/16/13	USD	325	COP	602,000	13
Credit Suisse	8/16/13	USD	3,686	COP	7,175,899	(32)
Credit Suisse	8/16/13	USD	8,230	EUR	6,137	240
Credit Suisse	8/16/13	USD	3,237	GBP	2,110	29
Credit Suisse	8/16/13	USD	17,495	MXN	219,268	641
Credit Suisse	8/16/13	ZAR	186,899	USD	20,259	(1,474)
Deutsche Bank	7/15/13	USD	351	RON	1,215	(2)
Deutsche Bank	8/16/13	MYR	30,622	USD	10,294	(631)
Deutsche Bank	8/20/13	CNY	188,049	USD	30,421	94
Deutsche Bank	11/15/13	IDR	98,769,991	USD	9,916	(149)
Goldman Sachs	7/15/13	RUB	409,519	USD	12,805	(370)
Goldman Sachs	8/16/13	USD	183,183	BRL	372,218	17,934
Goldman Sachs	8/16/13	USD	113	MXN	1,394	6
Goldman Sachs	8/16/13	USD	54,814	TRY	99,976	3,342
HSBC Bank	8/16/13	USD	4,029	COP	7,529,858	128
HSBC Bank	8/16/13	USD	178	INR	10,717	—
HSBC Bank	8/16/13	USD	19,916	PHP	835,461	588
HSBC Bank	8/20/13	USD	9,358	CNY	58,010	(55)
JPMorgan Chase	7/15/13	RON	35	USD	10	—
JPMorgan Chase	7/15/13	RUB	307,894	USD	9,346	3
JPMorgan Chase	7/15/13	USD	401	RON	1,360	5
JPMorgan Chase	7/15/13	USD	32,810	RUB	1,040,642	1,211
JPMorgan Chase	8/16/13	CLP	2,186,422	USD	4,451	(179)
JPMorgan Chase	8/16/13	COP	401,500	USD	218	(10)
JPMorgan Chase	8/16/13	INR	10,717	USD	193	(15)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,738,522)	$ 3,689,466
Interest receivable	67,755
Unrealized gain on forward currency exchange contracts	31,121
Receivable for investment securities sold	9,552
Receivable for shares sold	2,614
Foreign currency (cost $1,261)	1,206
Swap premiums paid	260
Unrealized gain on swaps	184
Cash	117
Other assets	1,233
Total assets	3,803,508
Liabilities	
Payable for investment securities purchased	23,022
Unrealized loss on forward currency exchange contracts	11,247
Payable for shares redeemed	11,227
Investment management fees payable	2,361
Unrealized loss on swaps	1,768
Swap premiums received	1,056
Due to affiliates	369
Other liabilities	1,952
Total liabilities	53,002
NET ASSETS	$ 3,750,506
Net Assets Consist of:	
Overdistributed net investment income	$ (889)
Accumulated undistributed net realized gain	41,870
Net unrealized loss	(31,553)
Paid-in capital applicable to 293,200,012 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	3,741,078
NET ASSETS	$ 3,750,506
NET ASSET VALUE PER SHARE	$ 12.79

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/13
Investment Income (Loss)	
Income	
Interest	$ 122,126
Dividend	88
Other	1,138
Total income	123,352
Expenses	
Investment management	15,077
Shareholder servicing	3,267
Prospectus and shareholder reports	71
Custody and accounting	444
Registration	75
Legal and audit	28
Directors	10
Miscellaneous	9
Total expenses	18,981
Net investment income	104,371
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	40,718
Swaps	603
Foreign currency transactions	(10,131)
Net realized gain	31,190
Change in net unrealized gain / loss	
Securities	(469,510)
Swaps	(1,342)
Other assets and liabilities denominated in foreign currencies	20,668
Change in net unrealized gain / loss	(450,184)
Net realized and unrealized gain / loss	(418,994)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (314,623)

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 104,371	$ 206,526
Net realized gain	31,190	40,948
Change in net unrealized gain / loss	(450,184)	381,409
Increase (decrease) in net assets from operations	(314,623)	628,883
Distributions to shareholders		
Net investment income	(105,260)	(198,287)
Net realized gain	–	(52,171)
Decrease in net assets from distributions	(105,260)	(250,458)
Capital share transactions*		
Shares sold	550,466	772,919
Distributions reinvested	99,590	237,399
Shares redeemed	(503,579)	(452,256)
Redemption fees received	260	174
Increase in net assets from capital share transactions	146,737	558,236
Net Assets		
Increase (decrease) during period	(273,146)	936,661
Beginning of period	4,023,652	3,086,991
End of period	**$ 3,750,506**	**$ 4,023,652**
Undistributed (overdistributed) net investment income	(889)	–
*Share information		
Shares sold	39,663	56,723
Distributions reinvested	7,261	17,296
Shares redeemed	(36,687)	(33,358)
Increase in shares outstanding	10,237	40,661

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1994. The fund seeks to provide high income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy 1; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2013, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2013, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as swaps, forward currency exchange contracts, and options, that are transacted in OTC markets and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) and/or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all derivatives with the counterparty typically would be liquidated and a net amount settled. ISDAs typically include collateral agreements, whereas FX letters do not. Collateral requirements are determined and transfers are made based on the net aggregate unrealized gain or loss on all OTC derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty after consideration of collateral, if any.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Collateral posted pursuant to an ISDA is held in a segregated account by the fund’s custodian. Cash posted by the fund as collateral is reflected as restricted cash in the accompanying financial statements, and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purpose of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 10% and 11% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price and/or credit rating of the underlying credit, both of which are indicators of market valuations of credit quality. Therefore, payment risk increases as the price of the relevant underlying credit and/or credit rating declines. Generally payment risk increases as the market value of a swap contract declines in relation to the notional amount. As of June 30, 2013, the notional amount of protection sold by the fund totaled $30,500,000 (0.8% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2013, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2013, approximately 92% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At June 30, 2013, approximately 37% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $1,091,018,000 and $954,748,000, respectively, for the six months ended June 30, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2013, the cost of investments for federal income tax purposes was $3,740,721,000. Net unrealized gain aggregated $33,752,000 at period-end, of which $143,902,000 related to appreciated investments and $177,654,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $91,000 for Price Associates; $396,000 for T. Rowe Price Services, Inc.; and $28,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2013, the fund was charged $2,000 for shareholder servicing costs related to the college savings plans, of which $2,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, less than 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements.

For the six months ended June 30, 2013, the fund was allocated $473,000 of Spectrum Funds’ expenses and $1,788,000 of Retirement Funds’ expenses. Of these amounts, $1,262,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 17% of the outstanding shares of the fund were held by the Spectrum Funds and 48% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds. The information also indicated that the total expense ratio was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013